                                                                   EXHIBIT 10.11



                               PHILLIPS 66 COMPANY
                                  NGL DIVISION
                               SALES CONFIRMATION
                               764 ADAMS BUILDING
                             BARTLESVILLE, OK 74004
________________________________________________________________________________
  EMPIRE GAS CORP.                                         DATE  AUGUST 29, 1991
  P.O. BOX 303                 PHILLIPS' SALES CONFIRMATION NO.  _______________
  LEBANON, MO   65536      CUSTOMER'S PURCHASE CONFIRMATION NO.  _______________
ATTENTION   MR. EARL NOE

    THIS CONSTITUTES A CONTRACT BETWEEN OUR RESPECTIVE COMPANIES WHEREBY BOTH
     PARTIES HAVE AGREED TO THE FOLLOWING TERMS AND CONDITIONS OF THIS SALE.
________________________________________________________________________________

1.  PERIOD:    July 1, 1991 - June 30, 1992, subject to 30 day written notice of cancellation during any summer month (April-September)

2.  PRODUCTS:  HD-5 Propane

3.  QUANTITY:  Phillips National Accounts posting on date of lifting at Paola,
               KS; Jeff City, MO; St. Louis, MO; E. St. Louis, IL; Decatur & Kankakee, IL

4.  PRICE:     Per Attachment A

5.  F.O.B.:    Wire transfer, .5% (one-half percent) 5 days

6.  TERMS:     Net 10 days

7.  SHIPPING INSTRUCTIONS:  / /  TANK CAR     /X/ TANK TRUCK     / / OTHER:

8.  MATERIAL:  /X/ STENCHED       / / UNSTENCHED

9.  SPECIAL INSTRUCTIONS:     During periods of terminal allocation at Phillips
                              Pipe Line Co. terminals, allocation earnings shall be the lesser of: (a) monthly contract volume, (b) total summer deliveries multiplied by three (3) and divided by six (6), (c) a proportionate share of the terminal capacity calculated as a percent
                              (%) of your forecast volume to the total forecast volume for all customers at the terminal.

PHILLIPS INVOICES SHOULD
BE MAILED TO THE FOLLOWING    CUSTOMER INVOICES SHOULD      PLEASE FORWARD
ADDRESS:                      BE MAILED TO:                 BILLS OF LADING TO:

- --------------------------    ------------------------      -------------------
- --------------------------    ------------------------      -------------------
- --------------------------    ------------------------      -------------------

________________________________________________________________________________

    THE GENERAL PROVISIONS AND WARNINGS APPEARING ON THE REVERSE SIDE HEREOF
     ARE A PART OF THIS CONTRACT. PLEASE INDICATE YOUR ACCEPTANCE OF THIS AGREEMENT IN THE SPACE PROVIDED BELOW AND RETURN ONE COPY FOR OUR FILES.

ACCEPTED AND AGREED TO THIS     13TH         PHILLIPS 66 COMPANY
                            -----------
DAY OF     Sept, 1991
       --------------------------------
BY   /s/   Earl Noe                          BY     /s/ J.R. Fouts
   ------------------------------------         --------------------------------
TITLE      Sr. V.P.                                     J.R. Fouts
      --------------------------------
                                             TITLE   Director, National Accounts
                                                   -----------------------------

                                EMPIRE GAS CORP.
                      PPCo. Pipe Line East Leg 1991 - 1992

                                  ATTACHMENT A
                              (Thousands of Gallon)



Forecast:                     OCT    NOV    DEC    JAN    FEB    MAR

  Paola             L 388      100    190    240    260    180    100
                     ----     ----   ----   ----   ----   ----   ----
  Jeff City         L 350     1000   1200   1900   1950   1500   1000
                     ----     ----   ----   ----   ----   ----   ----
  St. Louis         L 325      310    310    490    490    440    340
                     ----     ----   ----   ----   ----   ----   ----
  E. St. Louis      L 330       40     90    110    120     90     30
                     ----     ----   ----   ----   ----   ----   ----
  Decatur           L 240      250    250    320    340    300    250
                     ----     ----   ----   ----   ----   ----   ----
  Kankakee          L 354      230    190    180    190    200    140
                     ----     ----   ----   ----   ----   ----   ----



Forecast:                     APR    MAY    JUN    JUL    AUG    SEP

  Paola             L 388      60      40     40     30     60    120
                     ----     ----   ----   ----   ----   ----   ----
  Jeff City         L 350      560    370    340    240    540    800
                     ----     ----   ----   ----   ----   ----   ----
  St. Louis         L 325      110    100    110    110    230    330
                     ----     ----   ----   ----   ----   ----   ----
  E. St. Louis      L 330       20     20     20     20     20     60
                     ----     ----   ----   ----   ----   ----   ----
  Decatur           L 240       90     80     60     60     80    200
                     ----     ----   ----   ----   ----   ----   ----
  Kankakee          L 354       80     80     80     40     60    140
                     ----     ----   ----   ----   ----   ----   ----




                    12 Month Total:                                      20,720
                                                                        --------

10.  TITLE AND RISK OF LOSS
     Title to and risk of loss for propane purchased by BUYER at a Phillips Pipe Line Company terminal shall pass from SELLER to BUYER when such propane passes through the flange connection between such PPLC terminals' delivery hose and a transport truck or tank car furnished or arranged for by BUYER.

11.  RECORDS AND AUDIT
     Each party shall maintain a true and correct set of records pertaining to its performance of this Contract and all transactions related hereto. Each party further agrees to retain all such records for a period of time not less than two (2) years after completion of this Contract. Any representative or representatives authorized by either party may audit any and all such records of the other party at any time or times during such performance of this Contract and during the two (2) year period after completion of performance.

12.  SEVERABILITY
     If any provision hereof is found by any court of competent jurisdiction to be illegal, invalid or unenforceable, for any reason whatsoever, such finding shall not affect the other provisions hereof, which shall remain in full force and effect.

13.  NONWAIVER
     No waiver of any breach by either party of the terms, conditions or obligations in this Contract shall be deemed a waiver of the same or similar terms in the future nor a waiver of subsequent breaches of the same or similar nature.

14.  ENTIRE AGREEMENT
     This Contract contains the entire and only agreement between SELLER and BUYER respecting the sale/purchase of propane, and there are no promises, terms, conditions or obligations except those which are expressly incorporated herein. In order to be binding upon SELLER or BUYER, any modification or amendment of this Contract, or of any of the provisions hereof, must be in writing and signed by both parties.

15.  TERMINATION OF PRIOR CONTRACT
     The Contract, as of its effective date, terminates and supersedes all prior sales contracts by and between SELLER and BUYER covering propane, subject, however, to all rights accruing under said prior sales contract before the said date of termination thereof.

16.  ASSIGNMENT
     The terms, conditions and provisions of this Contract shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party shall assign this Contract, or any interest therein, without the other party's prior written consent.

17.  APPLICABLE LAW
     REGARDLESS OF THE PLACE OF CONTRACTING, PLACE(S) OF PERFORMANCE, OR OTHERWISE, THIS CONTRACT, AND ALL AMENDMENTS, MODIFICATIONS, ALTERNATIONS OR SUPPLEMENTS THERETO, IF ANY, SHALL BE GOVERNED EXCLUSIVELY BY THE LAWS OF THE STATE OF OKLAHOMA, AS TO THE NATURE, VALIDITY AND INTERPRETATION THEREOF.

18.  WARRANTY: TAXES
     SELLER hereby warrants that it has good and marketable title, free of liens, taxes and encumbrances, to the propane delivered to BUYER hereunder.

     Any tax (other than an income or franchise tax based on or measured by net income, or a franchise tax or fee based on capital employed), license fee, inspection fee, or other charge imposed by any governmental authority or other agency or measured by gross receipts from propane herein sold, or on the production, transportation, sale, use, delivery or other handling of propane, or on any other feature of this Contract, existing at the time of delivery hereunder, shall be added to the price then in effect hereunder and shall be paid by BUYER to SELLER, if such tax, fee or charge is required to be or is paid by SELLER. The failure of SELLER to add any such tax, fee or charge to an invoice hereunder shall not relieve BUYER of future liability therefor. BUYER shall reimburse SELLER for any interest and/or penalty assessed by any governmental authority or other agency when such penalty and/or interest is accrued as the result of false, incorrect or delinquent certification made to SELLER by BUYER.

    [LOGO]               PHILLIPS 66 COMPANY
                         BARTLESVILLE, OKLAHOMA 74004  918 661-6600

                         NGL DIVISION                      August 29, 1991


Empire Gas Co.
P.O. Box 303
Lebanon, Missouri  65536

Gentlemen:

Your attention is directed to that certain "NGL Division Sales Confirmation" dated August 29, 1991, by and between yourself as Buyer and Phillips 66 Company as Seller.

1) Paragraph 1 shall be amended by adding the following sentence at the end thereof, to wit:

          "The indemnity provision in paragraph 2 shall not apply to any damage or injury caused by a failure of Seller to deliver propane that meets the aforesaid specifications except as to a failure to odorize as is more fully set forth in paragraph 2."

2) Paragraph 2 shall be amended by inserting the word "reasonable" before the word "attorney's" in the second line of the text.

3) Paragraph 3 hereof shall be amended by adding the following language at the end thereof, to wit:

          "Anything herein to the contrary notwithstanding, it is agreed that deliveries hereunder shall be made only at pipeline terminals into trucks designated by Buyer. The risk of loss passes to Buyer upon actual delivery into such trucks."

In every other respect, the terms and conditions of the aforementioned NGL Division Sales Confirmation dated August 29, 1991, by and between yourself and Phillips is hereby ratified and confirmed.

Please signify your agreement by signing the enclosed copy and returning it to the undersigned.

                                   Yours truly,

                                   /s/ J.R. Fouts
                                   J.R. Fouts
                                   Director, National Accounts


ACCEPTED AND AGREED TO THIS
13th DAY OF    Sept   , 1991
- ----        ----------

EMPIRE GAS CORP.

BY  /s/  Earl Noe
   --------------------------------